UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

ATYR PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

aTyr Pharma, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH BOARD OF DIRECTORS NOMINEE UNDER PROPOSAL 1 AND FOR ON PROPOSALS 2, 3, 4 AND 5 PROPOSAL 1. To elect two Class III directors, as nominated by the Company's Board of Directors (the "Board of Directors"), to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified; 1.01 Svetlana Lucas, Ph.D. 1.02 Sanjay S. Shukla, M.D., M.S. 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024; 3. To approve, on an advisory basis, the compensation of the Company's named executive officers; 4. To approve an amendment to the aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended; 5. To approve the authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4; and 6. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Have the 12 digit control number located in the

box above available when you access the

website and follow the instructions.

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

SEE REVERSE FOR FULL AGENDA

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 1, 2025 For Stockholders of record as of March 3, 2025

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/ATYR

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the

12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your

e-mail requesting material.

aTyr Pharma, Inc. Annual Meeting of Stockholders

Thursday, May 1, 2025 9:30 AM, Pacific Time Offices of aTyr Phama, Inc.,10240 Sorrento Valley Road, San Diego, CA 92121

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ATYR

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 18, 2025.

styleINA C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! aTyr Pharma, Inc. Annual Meeting of Stockholders Thursday, May 1, 2025 9:30 AM, Pacific Time Offices of aTyr Phama, Inc.,10240 Sorrento Valley Road, San Diego, CA 92121 Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 1, 2025 For Stockholders of record as of March 3, 2025 To order paper materials, use one of the following methods. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ATYR To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 18, 2025. Internet: www.investorelections.com/ATYR Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

aTyr Pharma, Inc. Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR EACH BOARD OF DIRECTORS NOMINEE UNDER PROPOSAL 1 AND FOR ON PROPOSALS 2, 3 AND 4

PROPOSAL

1.
To elect two Class I directors, as nominated by the Company's Board of Directors (the "Board of Directors"), to hold office until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified;
1.01
Paul Schimmel, Ph.D.
1.02
Sara L. Zaknoen, M.D.
2.
To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025;
3.
To approve, on an advisory basis, the compensation of the Company's named executive officers;
4.
To approve an amendment to the aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended; and
5.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

aTyr Pharma, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH BOARD OF DIRECTORS NOMINEE UNDER PROPOSAL 1 AND FOR ON PROPOSALS 2, 3 AND 4 PROPOSAL 1. To elect two Class I directors, as nominated by the Company's Board of Directors (the "Board of Directors"), to hold office until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified; 1.01 Paul Schimmel, Ph.D. 1.02 Sara L. Zaknoen, M.D. 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025; 3. To approve, on an advisory basis, the compensation of the Company's named executive officers; 4. To approve an amendment to the aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended; and 5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

aTyr Pharma, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH BOARD OF DIRECTORS NOMINEE UNDER PROPOSAL 1 AND FOR ON PROPOSALS 2, 3 AND 4 PROPOSAL 1. To elect two Class I directors, as nominated by the Company's Board of Directors (the "Board of Directors"), to hold office until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified; 1.01 Paul Schimmel, Ph.D. 1.02 Sara L. Zaknoen, M.D. 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025; 3. To approve, on an advisory basis, the compensation of the Company's named executive officers; 4. To approve an amendment to the aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended; and 5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.